SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2019
Subsequent Events
SUBSEQUENT EVENTS

Bank of Nova Scotia Credit Facility Renewal

On January 29, 2020, the Company entered into an amending agreement with BNS to extend the maturity date of the 2019 Facility (see note 16). Under the facility amendment, the maturity date has been extended to January 31, 2021 (the “2020 Facility”). All other terms of the 2020 Facility (tangible net worth covenant, pledged cash, investments amounts and security for the facility) remain unchanged from those of the 2019 Facility, and the Company continues to have access to credit up to $24,000,000 the use of which is restricted to non-financial letters of credit in support of reclamation obligations.

The 2020 Facility remains subject to letter of credit and standby fees of 2.40% (0.40% on the first $9,000,000) and 0.75% respectively.